EXHIBIT 10.9

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES OR TO THE HOLDER, REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

                               WARRANT TO PURCHASE

                            SHARES OF COMMON STOCK OF

                            CYGENE LABORATORIES, INC.

Warrant No. 32
Date of Issuance: July 7, 2005
Expires: July 7, 2009


         THIS IS TO CERTIFY that in consideration for making a loan to the Company pursuant to the Promissory Note dated July 7, 2005 and for other good and valuable consideration received, Warren H. Cohen, his successors and assigns (collectively, the "Holder"), is entitled to purchase, subject to the terms and conditions hereinafter set forth, 200,000 shares of common stock, $0.001 par value per share ("Common Stock"), of CyGene Laboratories, Inc., a Delaware corporation (the "Company"), and to receive certificates for the Common Stock so purchased. The exercise price of this warrant is fifty cents ($0.50) per share.

         1. EXERCISE PERIOD. This Warrant shall be exercisable by the Holder in whole or in part at any time and from time to time during the period that begins on the date hereof and that ends at 5:00 p.m., Eastern time, four
(4) years thereafter (the "Exercise Period"). This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

         2. EXERCISE OF WARRANT. Exercise of this Warrant shall be accomplished by tender to the Company of the purchase price set forth above as the warrant price (the "Warrant Price"), either in cash, by wire transfer or by certified check or bank cashier's check, payable to the order of the Company, together with the executed Subscription form, annexed as Exhibit A.

         3. TRANSFERABILITY AND EXCHANGE.

                  (a) This Warrant, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of the Company's counsel or Holder's counsel reasonably acceptable to the Company, that such transfer is not in violation of the Securities Act of 1933, as amended, and any applicable state securities laws. Subject to the satisfaction of the aforesaid condition, this Warrant and the underlying shares of Common Stock shall be transferable from time to time by the Holder upon written notice to the Company. If this Warrant is transferred, in whole or in part, the Company shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer. The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant or any replacement Warrants. Only a registered Holder may enforce the provisions of this Warrant against the Company. A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Assignment, substantially in the form set forth in Exhibit B attached hereto.

                  (b) This Warrant is exchangeable upon its surrender by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender.

         4. RESERVATION OF SHARES. The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock issuable upon the full exercise of this Warrant. The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

         5. NO RIGHTS AS A STOCKHOLDER. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth.

         6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

         7. NOTICES. The Company agrees to maintain a ledger of the ownership of this Warrant (the "Ledger"). Any notice hereunder shall be in writing and sent by Federal Express or other nationally recognized overnight delivery service, or registered or certified mail, if to the Company, at its principal executive office and, if to the Holder, to its address shown in the Ledger of the Company; provided, however, that either the Company or the Holder may at any time on three (3) days written notice to the other designate or substitute another address where notice is to be given. Notice shall be deemed given when actually received by the party to whom it is directed as indicated by the signed acknowledgment of receipt.

         8. SEVERABILITY. Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

         9. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of choice of laws thereof.

         10. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedies.

         11. CONSENT TO JURISDICTION. The Company irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Warrant and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at CyGene Laboratories, Inc., 7786 Wiles Road, Coral Springs, Florida 33067, Attention: Chief Executive Officer, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

         12. ENTIRE AGREEMENT. This Warrant (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holder with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                     CyGene Laboratories, Inc.


                                     By:
                                        --------------------------------------
                                        Martin Munzer, Chief Executive Officer

                                    EXHIBIT A

                                SUBSCRIPTION FORM

(To be Executed by the Holder to Exercise the Rights To Purchase Common Stock Evidenced by the Within Warrant)

         The undersigned hereby irrevocably subscribes for _______ shares of the Common Stock (the "Stock") of CyGene Laboratories, Inc. (the "Company") pursuant to and in accordance with the terms and conditions of the attached Warrant (the "Warrant"), and hereby makes payment of $_______ therefor by [tendering cash, wire transferring or delivering a certified check or bank cashier's check, payable to the order of the Company] [surrendering _______ shares of Common Stock received upon exercise of the Warrant]. The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below. If the Stock is not all of the shares purchasable pursuant to the Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

         In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         I understand that if at this time the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition. I agree that each certificate representing the Stock delivered to me shall bear the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OR TO THE HOLDER OF THESE SECURITIES REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

         I further agree that the Company may place stop transfer orders with its transfer agent same effect as the above legend. The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company of an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.

Date:____________________                      Signed: _________________________

                                               Print Name:______________________

                                               Address:_________________________

                                    EXHIBIT B

                                   ASSIGNMENT

    (To be Executed by the Holder to Effect Transfer of the Attached Warrant)

For Value Received __________________________ hereby sells, assigns and transfers to _________________________ the Warrant attached hereto and the rights represented thereby to purchase _________ shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer such Warrant on the books of the Company with full power of substitution.


Dated:________________________      Signed: _____________________________



Please print or typewrite                     Please insert Social Security
name and address of                           or other Tax Identification
assignee:                                     Number of Assignee:

                                              ----------------------
----------------------



AGREED AND ACCEPTED
this _____ day of __________, _______

CYGENE LABORATIES, INC.

By:  _____________________________


                                      B-1